SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2004
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
              Exact name of registrant as specified in its charter)

            Bermuda                       1-31599                98-032908
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
        Incorporation)                                      Identification No.)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Reigstrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure

      On April 27, 2004, the Chief Executive Officer and the Chief Financial Officer of Endurance Specialty Holdings Ltd. (the "Company") will present the information about the Company described in the slides attached to this report as
Exhibit 99.1 to certain investors at the Capital Z Financial Services Fund II, L.P. 2004 Annual Meeting. The slides set forth in Exhibit 99.1 are incorporated by reference herein. The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in
Item 9 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.1 may include forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "will," and similar statements of a future or forward looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.

All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements. These factors include, but are not limited to, competition, possible terrorism or the outbreak of war, the frequency or severity of unpredictable catastrophic events, changes in demand for insurance or reinsurance, rating agency actions, uncertainties in our reserving process, a change in our tax status, acceptance of our products, the availability of reinsurance or retrocessional coverage, retention of key personnel, political conditions, changes in accounting policies, changes in general economic conditions and other factors described in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 27, 2004

                                 By: /s/ John V. Del Col
                                    --------------------------------
                                 Name: John V. Del Col
                                 Title: General Counsel & Secretary

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   99.1           Slides from presentation by management to investors at the
                  Capital Z Financial Services Fund II, L.P. 2004 Annual Meeting on April 27, 2004